STANDARD PROMISSORY NOTE

On this the 14th day of April, 2021, hereinafter known as the "Start Date", Kidpik Corp, of 200 Park Avenue S. New York NY 10003, hereinafter known as the "Borrower", has received and promises to payback Nina Footwear Corp. of 200 Park Avenue S. New York NY 10003, hereinafter known as the "Lender", the principal sum of Two Hundred Thousand Dollars ($200,000), with no interest accruing on the unpaid balance, hereinafter known as the "Borrowed Money", beginning as of the Start Date in the manner as follows:

1. PAYMENTS: The full balance of this Note, is due and payable by 12/31/21, hereinafter known as the "Due Date".

A. **Installment(s)**. (check one)

☒ - **LUMP SUM** – Borrower shall pay a lump sum to be made in-full, principal and interest included, of Two Hundred Thousand Dollars ($200,000) by the Due Date.

☐ - **INSTALLMENTS** – Borrower shall pay principal and interest in the amount of Dollar Amount (in text) Dollars ($Dollar Amount (numerical)) on: (check one)

☐ - A **weekly** basis with any remaining balance payable on the Due Date.
☐ - A **monthly** basis with any remaining balance payable on the Due Date.
☐ - A **quarterly** basis with any remaining balance payable on the Due Date.

2. SECURITY: (check one)

☒ - **UNSECURE** – There shall be NO SECURITY provided in this Note.

☐ - **SECURE** – There shall be Property described as Describe the Security. e.g. 2018 Jeep Wrangler hereinafter known as the "Security", which shall transfer to the possession and ownership of the Lender IMMEDIATELY pursuant to Section 6A of this Note. The Security may not be sold or transferred without the Lender's consent until the Due Date. If Borrower breaches this provision, Lender may declare all sums due under this Note immediately due and payable, unless prohibited by applicable law. The Lender shall have the sole-option to accept the Security as full-payment for the Borrowed Money without further liabilities or obligations. If the market value of the Security does not exceed the Borrowed Money, the Borrower shall remain liable for the balance due while accruing interest at the maximum rate allowed by law.

3. SIGNATURE AREA

Lender's Signature Ezra Dabah Date 4/14/21

Print Name Ezra Dabah

Borrower's Signature Jill Pasechnick Date 4/14/21

Print Name Jill Pasechnick